EXHIBIT 10.56
                                                            -------------

                             Salant Corporation
                        1114 Avenue of the Americas
                          New York, New York 10036
                               (212) 221-7500



                                                             July 8, 1998



Magten Asset Management Corp.
35 East 21st Street
New York, New York 10010
Attention:  Mr. Talton R. Embry

Apollo Apparel Partners, L.P.
c/o Apollo Management, L.P.
1301 Avenue of the Americas, 38th Floor
New York, New York 10019
Attention:  Mr. Robert Katz
            Mr. Edward Yorke

                         RE:   SALANT CORPORATION ("SALANT")
                         -----------------------------------

Gentlemen:

     Reference is made to that certain letter agreement, dated March 2, 1998, by and among Magten Asset Management Corp., as agent on behalf of certain of its accounts ("Magten"), Apollo Apparel Partners, L. P. ("Apollo") and Salant, as amended by that certain letter agreement, dated June 1, 1998 (the "Letter Agreement"). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Letter Agreement.

     Salant, Magten and Apollo hereby agree to amend the Letter Agreement as follows:

     1. Amendment of Section 4(b). Section 4(b) of the Letter Agreement is hereby amended in its entirety to read as follows:

          "b) the Exchange Offer shall not have commenced on or before August 31, 1998; "

     Except as hereinabove amended, the Letter Agreement remains in full force and effect in accordance with its terms.

     Please indicate your agreement to the foregoing by executing a copy of this letter where indicated below and returning it to us.

                                         Very truly yours,

                                         SALANT CORPORATION

                                         By:  /s/ Todd Kahn
                                              -----------------------------
                                              Name:  Todd Kahn
                                              Title: EVP & General Counsel
Accepted and Agreed as of
the date first written above

MAGTEN ASSET MANAGEMENT
CORP., as agent on behalf of certain
of its accounts

By:  /s/ Talton R. Embry
     ------------------------------
     Name:   Talton R. Embry
     Title:  Chairman

APOLLO APPAREL PARTNERS, L.P.

By:  AIF II, L.P., its General Partner

By:  /s/ Edward Yorke
     ---------------------------------
     Name:  Edward Yorke
     Title: